UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – August 21, 2006
ProLogis
(Exact name of registrant as specified in its charter)

Maryland	1-12846	74-2604728
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4545 Airport Way
Denver, Colorado 80239
(Address of principal executive offices)
Registrant’s telephone number, including area code: (303) 567-5000
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Contract
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Underwriting Agreement
Opinion and Consent of Mayer, Brown, Rowe & Maw LLP

Item 1.01 Entry into a Material Contract
     On August 21, 2006, ProLogis completed an offering of $250 million aggregate principal amount of senior notes described below. In connection with the offering, ProLogis entered into an Underwriting Agreement with Citigroup Global Markets Inc. (the “Underwriter”), pursuant to which ProLogis agreed to sell and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, $250 million aggregate principal amount of floating rate notes due August 24, 2009. The offering of the senior notes is expected to close on August 24, 2006.
     The senior notes were issued under the Indenture dated as of March 1, 1995, between ProLogis and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company), as trustee. The Indenture has been supplemented by a First Supplemental Indenture, dated February 9, 2005, a Second Supplemental Indenture, dated November 2, 2005, and a Third Supplemental Indenture, dated November 2, 2005, all of which are incorporated by reference into Registration Statement No. 333-132616, and an officer’s certificate establishing the terms and providing for the issuance of the senior notes..
     Each series of the senior notes is subject to the Registration Statement that ProLogis filed with the SEC relating to the public offering from time to time of securities of ProLogis pursuant to Rule 415 of the Securities Act of 1933, as amended. In connection with ProLogis filing with the SEC a definitive prospectus supplement, dated August 21, 2006, and prospectus, dated August 21, 2006, relating to the public offering of the senior notes, ProLogis is filing certain exhibits as part of this Current Report on Form 8-K. See “Item 9.01 — Financial Statements and Exhibits.”
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
See Item 1.01.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits. The following exhibits are being filed herewith:
(1.1)	Underwriting Agreement, dated August 21, 2006, between ProLogis and Citigroup Global Markets Inc.

(5.1)	Opinion of Mayer, Brown, Rowe & Maw LLP as to the validity of the securities being offered.

(23)	Consent of Mayer, Brown, Rowe & Maw LLP (contained in Exhibit 5.1 hereto).

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROLOGIS.
By:	/s/ Edward S. Nekritz
	Name:	Edward S. Nekritz
	Title:	Managing Director, General Counsel and Secretary

DATE: August 23, 2006

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EXHIBIT INDEX
(1.1)	Underwriting Agreement, dated August 21, 2006, between ProLogis and Citigroup Global Markets Inc.

(5.1)	Opinion of Mayer, Brown, Rowe & Maw LLP as to the validity of the securities being offered.

(23)	Consent of Mayer, Brown, Rowe & Maw LLP (contained in Exhibit 5.1 hereto).